                                                                    Exhibit 99.4

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                 218,172.00
Available Funds:
   Contract Payments due and received in this period                                                             2,405,516.08
   Contract Payments due in prior period(s) and received in this period                                            266,466.70
   Contract Payments received in this period for next period                                                        84,574.74
   Sales, Use and Property Tax payments received                                                                    74,167.96
   Prepayment Amounts related to early termination in this period                                                   71,002.60
   Servicer Advance                                                                                              1,015,357.27
   Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
   Transfer from Reserve Account                                                                                 2,926,199.46
   Interest earned on Collection Account                                                                             2,536.07
   Interest earned on SPG Account                                                                                      110.76
   Proceeds from repurchase of Contracts per Contribution and Servicing
      Agreement Section 5.03                                                                                             0.00
   Amounts paid per Contribution and Servicing Agreement Section 7.01
      (Substituted contract < Predecessor contract)                                                                      0.00
   Amounts paid under insurance policies                                                                                 0.00
   Maintenance, Late Charges and any other amounts                                                                       0.00
                                                                                                                 ------------
Total Available Funds                                                                                            7,064,103.64
Less: Amounts to be Retained in Collection Account                                                                 283,748.07
                                                                                                                 ------------
AMOUNT TO BE DISTRIBUTED                                                                                         6,780,355.57
                                                                                                                 ============


DISTRIBUTION OF FUNDS:
   1. To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                                     0.00
   2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                   282,414.74
   3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
          a) Class A1 Principal and Interest                                                                             0.00
          a) Class A2 Principal (distributed after A1 Note matures) and Interest                                         0.00
          a) Class A3 Principal (distributed after A2 Note matures) and Interest                                         0.00
          a) Class A4 Principal (distributed after A3 Note matures) and Interest                                 3,082,738.19
          a) Class A5 Principal (distributed after A4 Note matures) and Interest                                         0.00
          b) Class B Principal and Interest                                                                         52,522.70
          c) Class C Principal and Interest                                                                        105,231.62
          d) Class D Principal and Interest                                                                         70,729.59
          e) Class E Principal and Interest                                                                         91,921.43

   4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    2,925,289.09
   5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
          a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                 0.00

          b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           65,721.11
          c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                      0.00
   6. To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts                    76,814.79
   7. To Servicer, Servicing Fee and other Servicing Compensations                                                  26,972.31
                                                                                                                 ------------
TOTAL FUNDS DISTRIBUTED                                                                                          6,780,355.57
                                                                                                                 ============

End of Period Collection Account Balance {Includes Payments in Advance &                                         ------------
   Restricting Event Funds (if any)}                                                                               283,748.07
                                                                                                                 ============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                2,924,150.90
   - Add Investment Earnings                                                                                         2,048.56
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                              2,925,289.09
   - Less Distribution to Certificate Account                                                                    2,926,199.46
                                                                                                             ----------------
End of period balance                                                                                        $   2,925,289.09
                                                                                                             ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                    $   2,925,289.09
                                                                                                             ================

                                                                                                                         0.00

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                            Pool A                                                 48,668,753.11
                            Pool B                                                 14,625,821.74
                                                                                ----------------
                                                                                                    63,294,574.85
Class A Overdue Interest, if any                                                            0.00
Class A Monthly Interest -  Pool A                                                    315,535.75
Class A Monthly Interest -  Pool B                                                     94,824.08

Class A Overdue Principal, if any                                                           0.00
Class A Monthly Principal - Pool A                                                  1,875,160.68
Class A Monthly Principal - Pool B                                                    797,217.69
                                                                                ----------------
                                                                                                     2,672,378.37
Ending Principal Balance of the Class A Notes
                            Pool A                                                 46,793,592.43
                            Pool B                                                 13,828,604.05
                                                                                ----------------    -------------
                                                                                                    60,622,196.48
                                                                                                    =============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                             Class A1                                                       0.00
                             Class A2                                                       0.00
                             Class A3                                                       0.00
                             Class A4                                              63,294,574.85
                             Class A5                                                       0.00
                                                                                ----------------
Class A Monthly Interest                                                                            63,294,574.85
                             Class A1 (Actual Number Days/360)                              0.00
                             Class A2                                                       0.00
                             Class A3                                                       0.00
                             Class A4                                                 410,359.83
                             Class A5                                                       0.00
                                                                                ----------------

Class A Monthly Principal
                             Class A1                                                       0.00
                             Class A2                                                       0.00
                             Class A3                                                       0.00
                             Class A4                                               2,672,378.37
                             Class A5                                                       0.00
                                                                                ----------------
                                                                                                     2,672,378.37
Ending Principal Balance of the Class A Notes
                             Class A1                                                       0.00
                             Class A2                                                       0.00
                             Class A3                                                       0.00
                             Class A4                                              60,622,196.48
                             Class A5                                                       0.00
                                                                                ----------------    -------------
                                                                                                    60,622,196.48
                                                                                                    =============
Class A5

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                                    Pool A                                            828,940.87
                                    Pool B                                            249,017.77
                                                                                  --------------
                                                                                                     1,077,958.63
Class B Overdue Interest, if any                                                            0.00
Class B Monthly Interest - Pool A                                                       5,360.48
Class B Monthly Interest - Pool B                                                       1,610.31

Class B Overdue Principal, if any                                                           0.00
Class B Monthly Principal - Pool A                                                     31,962.97
Class B Monthly Principal - Pool B                                                     13,588.94
                                                                                  --------------
                                                                                                        45,551.90
Ending Principal Balance of the Class B Notes
                                    Pool A                                            796,977.90
                                    Pool B                                            235,428.83
                                                                                  --------------     ------------
                                                                                                     1,032,406.73
                                                                                                     ============

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                                    Pool A                                          1,658,572.97
                                    Pool B                                            498,344.37
                                                                                  --------------
                                                                                                     2,156,917.35
Class C Overdue Interest, if any                                                            0.00
Class C Monthly Interest - Pool A                                                      10,863.65
Class C Monthly Interest - Pool B                                                       3,264.16

Class C Overdue Principal, if any                                                           0.00
Class C Monthly Principal - Pool A                                                     63,925.93
Class C Monthly Principal - Pool B                                                     27,177.88
                                                                                  --------------
                                                                                                        91,103.81
Ending Principal Balance of the Class C Notes
                                    Pool A                                          1,594,647.04
                                    Pool B                                            471,166.50
                                                                                  --------------     ------------
                                                                                                     2,065,813.54
                                                                                                     ============

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                               Pool A                                               1,105,715.29
                               Pool B                                                 332,229.59
                                                                                    ------------
                                                                                                     1,437,944.88
Class D Overdue Interest, if any                                                            0.00
Class D Monthly Interest - Pool A                                                       7,684.72
Class D Monthly Interest - Pool B                                                       2,309.00

Class D Overdue Principal, if any                                                           0.00
Class D Monthly Principal - Pool A                                                     42,617.29
Class D Monthly Principal - Pool B                                                     18,118.58
                                                                                    ------------
                                                                                                        60,735.87
Ending Principal Balance of the Class D Notes
                               Pool A                                               1,063,098.00
                               Pool B                                                 314,111.01
                                                                                    ------------     ------------
                                                                                                     1,377,209.01
                                                                                                     ============

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                               Pool A                                               1,382,489.75
                               Pool B                                                 415,441.40
                                                                                    ------------
                                                                                                     1,797,931.15
Class E Overdue Interest, if any                                                            0.00
Class E Monthly Interest - Pool A                                                      12,304.16
Class E Monthly Interest - Pool B                                                       3,697.43

Class E Overdue Principal, if any                                                           0.00
Class E Monthly Principal - Pool A                                                     53,271.61
Class E Monthly Principal - Pool B                                                     22,648.23
                                                                                    ------------
                                                                                                        75,919.84
Ending Principal Balance of the Class E Notes
                               Pool A                                               1,329,218.14
                               Pool B                                                 392,793.17
                                                                                    ------------     ------------
                                                                                                     1,722,011.31
                                                                                                     ============

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                               Pool A                                               1,661,275.16
                               Pool B                                                 499,551.61
                                                                                    ------------
                                                                                                     2,160,826.77

Residual Interest - Pool A                                                                  0.00
Residual Interest - Pool B                                                                  0.00

Residual Principal - Pool A                                                            37,093.03
Residual Principal - Pool B                                                            28,628.08        65,721.11

Ending Residual Principal Balance
                               Pool A                                               1,624,182.13
                                                                                                    -------------
                               Pool B                                                 470,923.53     2,095,105.66
                                                                                    ------------    =============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                        26,972.31
- Collection period Trustee Fee                                                                     $   (5,127.45)
- Servicer Advances reimbursement                                                                      282,414.74
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       76,814.79
                                                                                                    -------------
Total amounts due to Servicer                                                                          381,074.39
                                                                                                    =============

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                            55,305,747.10

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                              0.00

        Decline in Aggregate Discounted Contract Balance                                                         2,130,864.41

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        -------------
          ending of the related Collection Period                                                               53,174,882.69
                                                                                                                =============

        Components of Decline in Aggregate Discounted Contract Balance:

          - Principal portion of Contract Payments  and Servicer Advances                        2,082,644.86

          - Principal portion of Prepayment Amounts                                                 23,709.16

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                24,510.39

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                          0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                   0.00
                                                                                                 ------------
                  Total Decline in Aggregate Discounted Contract Balance                         2,130,864.41
                                                                                                 ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                            16,620,406.54

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                              0.00

        Decline in Aggregate Discounted Contract Balance                                                           905,929.19

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                               15,714,477.35

        Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                          858,635.75

          - Principal portion of Prepayment Amounts                                                 47,293.44

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                     0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                          0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                   0.00
                                                                                                 ------------
                  Total Decline in Aggregate Discounted Contract Balance                           905,929.19
                                                                                                 ============
                                                                                                                -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               68,889,360.04
                                                                                                                =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A

                             Discounted                                        Discounted
         Lease #            Present Value              Lease #                Present Value
-----------------------------------------              -------                -------------
#* 2000664-001 (09/03)         4,555.24                                               0.00
#* 2000350-001 (10/03)        24,510.39
                                                     -----------
                                           Totals:   $ 29,065.63

   POOL B

                             Discounted                                        Discounted
         Lease #            Present Value              Lease #                Present Value
-----------------------------------------              -------                -------------
#* 1271-517 (09/03)         37,222.78                                                 0.00

                                                     -----------
                                           Totals:   $ 37,222.78

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                    $     66,288.41
b) ADCB AT  CLOSING DATE                                                       292,528,909.43
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                          0.02%

* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

# NONRECOVERABLE

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A

                                                                            Predecessor
                                            Discounted      Predecessor     Discounted
Lease #       Lessee Name                  Present Value      Lease #      Present Value
-------------------------                  -------------    -----------    -------------
3155-007                                     188,552.08      1231-033      1,243,525.87
3155-008                                     535,706.60      1572-003        878,621.70
3205-002                                   3,111,829.21      2421-001      1,711,098.71
3307-002                                     767,314.06      1046-501        639,976.34
3330-004                                     756,617.60      1100-503        659,108.62
                                                             1912-002        107,797.25
                                          -------------                    ------------
                             Totals:      $5,360,019.55                   $5,240,128.49

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                  $  5,240,128.49
b) ADCB OF POOL A AT CLOSING DATE                                         $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                     2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES               NO  X
                                                                                    ----             ---

     POOL B

                                                                                     Predecessor
                                            Discounted          Predecessor          Discounted
Lease #       Lessee Name                 Present Value           Lease #           Present Value
-------------------------                 --------------        -----------         -------------
3305-001                                    1,004,680.88          1047-501            77,392.98
                                                                  1100-504            93,947.73
                                                                  1344-026            17,225.68
                                                                  1344-029            63,104.76
                                                                  1344-030             2,292.14
                                                                  1347-010             5,382.42
                                                                  1347-011           202,500.53
                                                                  1347-012           194,679.35
                                                                  1791-008            10,844.23
                                                                  1791-010            60,297.19
                                                                  1791-011             9,057.14
                                                                  1791-012             9,708.25
                                                                  2097-004            44,783.62
                                                                  2454-001            80,861.15
                                                                  2454-003            86,291.63
                                                                  1101-524            27,639.26
                                          --------------                            -----------
                             Totals:      $ 1,004,680.88                            $986,008.06

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                            $986,008.06
b) ADCB OF POOL B AT CLOSING DATE                                                $90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)             1.09%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                        $0.00
b) Total discounted Contract Balance of Substitute Receivables                         $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
   & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES             NO  X
                                                                                    ----           ----

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING

                                                                                     Predecessor
                                           Discounted           Predecessor          Discounted
Lease #     Lessee Name                   Present Value           Lease #           Present Value
-----------------------                   -------------         -----------         -------------
2841-002                                     980,724.35          2207-005            1,326,497.89
2908-001                                     131,731.36
2002476-2                                    169,739.33
            CASH                              44,302.85
1999-004                                   2,985,811.62          1881-005            2,387,877.73
3155-007                                     335,553.30          4284-402              335,553.30
1504-013                                   1,221,375.67          2557-001            1,323,430.38
            CASH                             102,054.71
3698-001                                   2,192,917.65          1969-006            1,246,104.58
3702-007                                   2,491,584.11          973-024                23,059.86
                                                                 1081-502            1,402,638.25
                                                                 1629-016              227,769.98
                                                                 1191-501               50,901.66
                                                                 2407-001            1,156,266.41
                                                                 2407-002              650,353.97
                                                                                    -------------
                             Totals:      $10,655,794.95                            10,130,454.01


a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                     10,130,454.01
b) ADCB OF POOL A AT CLOSING DATE                                                 $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                             5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
       & Servicing Agreement Section 7.02                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES           NO   X
                                                                                    ----          ---

      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                     Predecessor
                                            Discounted          Predecessor          Discounted
Lease #     Lessee Name                   Present Value           Lease #           Present Value
-------------------------                 -------------         -----------         -------------
1679-002                                   $506,250.32           2207-004            $611,746.22
1218-020                                   $200,642.43

                                           -----------                               -----------
                             Totals:       $706,892.75                               $611,746.22


a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED      $   611,746.22
b) ADCB OF POOL B AT CLOSING DATE                                 $90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                            0.68%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                         $0.00
b) Total discounted Contract Balance of Substitute Receivables                          $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES            NO  X
                                                                                    ----          ----

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.                                   AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                   TOTAL OUTSTANDING CONTRACTS
    This Month                       1,010,698.01    This Month                      68,889,360.04
    1 Month Prior                      933,420.48    1 Month Prior                   71,926,153.64
    2 Months Prior                   1,035,278.73    2 Months Prior                  75,296,788.52

    Total                            2,979,397.22    Total                          216,112,302.20

    a) 3 MONTH AVERAGE                 993,132.41    b) 3 MONTH AVERAGE              72,037,434.07

    c) a/b                                   1.38%


2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes            No       X
                                                                                        ----------        ------
3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                           Yes            No       X
                                                                                        ----------        ------
    B. An Indenture Event of Default has occurred and is then continuing?           Yes            No
                                                                                        ----------        ------
4.  Has a Servicer Event of Default occurred?                                       Yes            No
                                                                                        ----------        ------
5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                Yes            No        X
                                                                                        ----------        ------
    B. Bankruptcy, insolvency, reorganization; default/violation of any
         covenant or obligation not remedied within 90 days?                        Yes            No
                                                                                        ----------        ------
    C. As of any Determination date, the sum of all defaulted contracts
         since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes            No        X
                                                                                        ----------        ------

6.  Aggregate Discounted Contract Balance at Closing Date                           Balance $ 270,243,724.70
                                                                                            ----------------


Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                             TOTAL              % of Total
                          A.D.C.B.          A.D.C.B.             A.D.C.B.
                         --------          --------              --------
30 Days Overdue          9,468,925.94    68,889,360.04            13.745%
60 Days Overdue          9,538,368.63    68,889,360.04            13.846%
90 Days Overdue            208,768.48    68,889,360.04             0.303%
120 Days Overdue           765,682.13    68,889,360.04             1.111%
150 Days Overdue            36,247.40    68,889,360.04             0.053%
180 Days Overdue                 0.00    68,889,360.04             0.000%